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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 2, 2003






                        PHIBRO ANIMAL HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


          New York                    333-64641             13-1840497
-----------------------------     ------------------   ----------------------
(State or other jurisdiction       (Commission File       (IRS Employer
     of incorporation)                 Number)       Identification Number)


                                One Parker Plaza
                           Fort Lee, New Jersey 07024
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              (Address of principal executive offices) (Zip Code)

                                 (201) 944-6020
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              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure.

     Phibro Animal Health Corporation (the "Company"), formerly Philipp Brothers Chemicals, Inc., which previously issued a press release announcing a consent solicitation with respect to its 9 7/8% Senior Subordinated Notes Due 2008 (the "Existing Notes"), issued a press release on October 2, 2003 announcing that it had received and accepted the requisite consents from the holders of a majority of the Existing Notes, and that the proposed amendments to the indenture governing the Existing Notes set forth in the Company's Consent Solicitation Statement dated September 24, 2003 have become effective.


     A copy of the press release is attached as Exhibit 99.1 to this Report, and a copy of the supplemental indenture to the indenture governing the Existing Notes, effecting the amendments described in the Consent Solicitation Statement is attached as Exhibit 99.2 to this Report.


     Nothing in this Report shall constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, any securities of the Company.


     This Report includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its affiliates. These statements may relate to, but are not limited to, information and assumptions about capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, operating income, cost savings, management's plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect," "should" or similar expressions. It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of the Company's senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding demand for the Company's products, the expansion of product offerings geographically or through new applications, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements also involve risks and uncertainties, which could cause actual results that differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company's ability to control or predict. Such factors include, but are not limited to, the following: the Company's substantial leverage and potential inability to service its debt; the Company's dependence on distributions from its subsidiaries; risks associated with the Company's international operations and significant foreign assets; the Company's dependence on its Israeli operations; competition in each of the Company's markets; potential environmental liability; potential legislation affecting the use of medicated feed additives; extensive regulation by numerous government authorities in the United States and other countries; the Company's reliance on the continued operation and sufficiency of its manufacturing facilities; the Company's reliance upon unpatented trade secrets; the risks of legal proceedings and general litigation expenses; potential operating hazards and uninsured risks; the risk of work stoppages; the Company's dependence on key personnel; and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission.


     Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Report.


     All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to


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in this Report and any other cautionary statements that may accompany such forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require the Company to do so.


Item 7. Financial Statements and Exhibits




      (c) Exhibits



            99.1 Press Release, dated October 2, 2003
            99.2 Fourth Supplemental Indenture














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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHIBRO ANIMAL HEALTH CORPORATION


Dated: October 2, 2003                By: /s/ Jack C. Bendheim
                                          --------------------------------------
                                          Jack C. Bendheim,
                                          Chairman of the Board and President


                                      By: /s/ Gerald K. Carlson
                                          --------------------------------------
                                          Gerald K. Carlson,
                                          Chief Executive Officer


                                      By: /s/ Richard G. Johnson
                                          -------------------------------
                                          Richard G. Johnson,
                                          Chief Financial Officer


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                                 Exhibit Index

Exhibit No.         Description

99.1                Press Release, dated October 2, 2003
99.2                Fourth Supplemental Indenture




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